CLAYMORE EXCHANGE-TRADED FUND TRUST
Guggenheim Ocean Tomo Patent ETF
Guggenheim Ocean Tomo Growth Index ETF
Guggenheim Sector Rotation ETF
Guggenheim International Small Cap LDRs ETF

CLAYMORE EXCHANGE-TRADED FUND TRUST 2
Guggenheim EW Euro-Pacific LDRs ETF

Supplement to the currently effective Prospectus and Statement of Additional Information (the “SAI”) for the above listed Funds:

Guggenheim Funds Investment Advisors, LLC, the investment adviser to Claymore Exchange-Traded Fund Trust and Claymore Exchange-Traded Fund Trust 2, will close the Guggenheim Ocean Tomo Patent ETF (NYSE Arca: OTP), Guggenheim Ocean Tomo Growth Index ETF (NYSE Arca: OTR), Guggenheim Sector Rotation ETF (NYSE Arca: XRO), Guggenheim International Small Cap LDRs ETF (NYSE Arca: XGC) and Guggenheim EW Euro-Pacific LDRs ETF (NYSE Arca: EEN) (collectively, the “Funds”) to new investment through creation activity on March 23, 2012.  The Funds will be liquidated on or about March 30, 2012.  Shareholders of record of each respective Fund remaining on March 30, 2012 will receive cash at the net asset value of their shares as of such date, which will include any capital gains and dividends as of this date.  The Funds’ Board of Trustees determined that closing the Funds was in the best interests of the Funds and the Funds’ shareholders.

March 23, 2012 will be the last day of trading in the Funds on the NYSE Arca, Inc. (the “NYSE Arca”).  The NYSE Arca will halt trading in the Funds before the open of trading on March 26, 2012.  From March 26, 2012 through March 30, 2012, the funds will be in the process of closing down and liquidating their portfolios.  This process will result in the Funds not tracking their underlying indexes and their cash holdings increasing, which may not be consistent with the Funds’ investment objectives and strategies.

Shareholders may sell their holdings prior to March 26, 2012, incurring a transaction fee from their broker-dealer.  From March 26, 2012 through March 30, 2012, shareholders may be able to sell their shares to certain broker-dealers, but there can be no assurance that there will be a market for the Funds.  All shareholders remaining on March 30, 2012 will receive cash at the net asset value of their shares as of March 30, 2012, which will include any capital gains and dividends into the cash portion of their brokerage accounts.  While Fund shareholders remaining on March 30, 2012 will not incur transaction fees, the NAV of the Funds will reflect the costs of closing the Funds.

Shareholders can call 1-800-345-7999 for additional information.

Claymore Exchange-Traded Fund Trust
Claymore Exchange-Traded Fund Trust 2
2455 Corporate West Drive
Lisle, Illinois 60532

Please Retain This Supplement for Future Reference

February 22, 2012
ETF-PRO-SUP-FEB12-2